SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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                        Date of Report (Date of earliest
                          event reported) June 29, 1999



                               CONMED CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      NY                          0-16093                      16-0977505
--------------             ------------------------       -------------------
 (State of                 (Commission File Number)       (IRS Employer
incorporation)                                            Identification No.)



310 Broad Street, Utica New York                              13501
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(Address of principal executive offices)                    (Zip Code)


                                 (315) 797-8375
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       NA
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         Linvatec Corporation ("Linvatec"), a wholly-owned subsidiary of the Registrant, and Minnesota Mining and Manufacturing Company ("3M") have entered into an Asset Purchase Agreement dated as of June 29, 1999, pursuant to which Linvatec has agreed to purchase for cash certain assets relating to 3M's business of manufacturing and selling certain surgical powered instrument products (including related intellectual property). Consummation of the acquisition is subject to expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and to the satisfaction of other conditions customary in transactions of this type, including receipt of certain consents and approvals. The acquisition is scheduled to close in the third quarter.

         The Registrant's press release, Exhibit 99 to this Report on Form 8-K, is incorporated by reference in this Item 5.


Item 7. Financial Statements, Pro Forma Financial
Information and Exhibits.

(c) Exhibits

Exhibit No.                         Description
-----------                         -----------

    99                              Press release dated July 1, 1999.

                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              CONMED CORPORATION



                                              By /s/ Daniel S. Jonas
                                                -------------------------
                                                 Name: Daniel S. Jonas
                                                 Title: Vice President -
                                                        Legal Affairs




Date:  July 1, 1999